                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 15, 2003

                         CHASE CREDIT CARD MASTER TRUST
           Series 1996-4, Series 1997-1, Series 1998-5, Series 1999-1,
           Series 1999-3, Series 2000-1, Series 2000-3, Series 2001-1,
           Series 2001-2, Series 2001-3, Series 2001-4, Series 2001-5,
           Series 2001-6, Series 2002-1, Series 2002-2, Series 2002-3,
           Series 2002-4, Series 2002-5, Series 2002-6, Series 2002-7,
          Series 2002-8, Series 2003-1, Series 2003-2 and Series 2003-3
 -------------------------------------------------------------------------------
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      333-04607
                                      333-43173
                                      333-74303
                                      333-68236
                                      333-83484
                                      333-84400
       United States                  333-103210                 22-2382028
----------------------------   -------------------------     ------------------
(State or other jurisdiction   (Commission File Numbers)       (IRS Employer
     of incorporation)                                       Identification No.)


      White Clay Center, Building 200, Newark, DE                  19711
      -------------------------------------------               ------------
      (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

Item 5.  Other Events:

         Chase Credit Card Master Trust, which was formerly known as Chemical Master Credit Card Trust I, is the issuer of a number of outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Third Amended and Restated Pooling and Servicing Agreement, dated as of December 17, 1999, as amended. The parties to the Pooling and Servicing Agreement are: JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as transferor prior to June 1, 1996 and as servicer, Chase Manhattan Bank USA, National Association, as transferor after June 1, 1996, and The Bank of New York, as trustee.

         On August 15, 2003, Chase USA, on behalf of JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) as servicer, distributed monthly payments to the holders of the Series 1996-4, Series 1997-1, Series 1998-5, Series 1999-1, Series 1999-3, Series 2000-1, Series 2000-3, Series 2001-1, Series 2001-2,
Series 2001-3, Series 2001-4, Series 2001-5, Series 2001-6, Series 2002-1,
Series 2002-2, Series 2002-3, Series 2002-4, Series 2002-5, Series 2002-6,
Series 2002-7, Series 2002-8, Series 2003-1, Series 2003-2 and Series 2003-3 certificates. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit
20.1 to this current report on Form 8-K.


Item 7(c).  Exhibits

           Exhibits     Description
           --------     -----------
           20.1         Monthly Reports with respect to the August 15, 2003
                        distribution

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 15, 2003

                                      JPMorgan Chase Bank
                                      (f/k/a The Chase Manhattan Bank),
                                      as Servicer


                                      By:  /s/ Miriam K. Haimes
                                      -----------------------------------
                                      Name:  Miriam K. Haimes
                                      Title: Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.       Description
-----------       -----------
20.1              Monthly  Reports with respect to the August 15, 2003
                  distribution